UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) October 23, 2003


                        Vitesse Semiconductor Corporation
           -----------------------------------------------------------
             (Exact name of registrant as specified in its chapter)




         Delaware                   0-19654               77-0138960
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(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation            File Number)        Identification No.)



     741 Calle Plano, Camarillo, California                  93012
    ----------------------------------------               ----------
    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (805) 388-3700
                                                   --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 9: REGULATION FD DISCLOSURE
ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On October 23, 2003, the Company announced its financial results for the quarter ended September 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The information furnished shall not be deemed "filed " for purposes of
Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.


Exhibit Index

    99.1     Earnings Press Release, dated October 23, 2003


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 2003                            VITESSE SEMICONDUCTOR
                                                   CORPORATION

                                                   By:  _______________________
                                                        Eugene F. Hovanec
                                                        Chief Financial Officer